EXHIBIT 99.5



[LOGO] Countrywide                                 Computational Materials for
-------------------        Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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
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                                      Corridor Contract Agreement Schedule and Strike Rates

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            Notional Schedule     Cap Strike      Cap Ceiling                  Notional Schedule    Cap Strike      Cap Ceiling
  Period          ($)                (%)             (%)          Period             ($)                (%)            (%)
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
     1       1,673,650,000         7.50000         7.50000          46           385,049,320          8.51697       11.00000
     2       1,665,804,303         6.27261         7.50000          47           372,152,729          8.51445       11.00000
     3       1,654,503,245         6.06289         7.50000          48           359,703,402          9.22180       11.00000
     4       1,639,728,626         6.27427         7.50000          49           347,685,443          8.87024       11.00000
     5       1,621,482,040         6.06497         7.50000          50           336,082,812          9.16520       11.00000
     6       1,599,786,173         6.06637         7.50000          51           324,881,493          8.85250       11.00000
     7       1,574,684,189         6.27864         7.50000          52           314,067,248          9.14659       11.00000
     8       1,546,241,346         6.07005         7.50000          53           303,626,356          8.83744       11.00000
     9       1,514,550,479         6.28306         7.50000          54           293,545,586          8.88792       11.00000
    10       1,479,728,848         6.07492         7.50000          55           283,812,187          9.28462       11.00000
    11       1,442,056,724         6.07790         7.50000          56           274,413,865          8.96717       11.00000
    12       1,402,090,578         6.75960         7.50000          57           265,327,420          9.26438       11.00000
    13       1,361,207,178         6.07978         8.50000          58           256,283,774          8.95739       11.00000
    14       1,321,499,498         6.29453         8.50000          59           247,550,402          8.96048       11.00000
    15       1,282,934,833         6.08701         8.50000          60           239,116,123         10.01184       11.00000
    16       1,245,480,109         6.30206         8.50000          61           230,962,059          9.11582       11.00000
    17       1,209,103,214         6.09453         8.50000          62           223,086,467          9.42880       11.00000
    18       1,173,772,968         6.09846         8.50000          63           215,480,101          9.11749       11.00000
    19       1,139,459,098         6.31427         8.50000          64           208,133,486          9.43106       11.00000
    20       1,106,132,210         6.10749         8.50000          65           201,037,488          9.12315       11.00000
    21       1,073,763,777         6.32387         8.50000          66           194,183,297          9.17903       11.00000
    22       1,042,326,072         6.11695         8.50000          67           187,562,423          9.58627       11.00000
    23       1,011,791,981         6.15322         8.50000          68           181,166,678          9.27130       11.00000
    24        982,132,956          7.14570         8.50000          69           174,988,167          9.59134       11.00000
    25        953,281,230          6.49096         9.25000          70           169,019,278          9.27690       11.00000
    26        925,216,039          6.72113         9.25000          71           163,252,673          9.28271       11.00000
    27        897,962,422          6.50140         9.25000
    28        871,473,830          6.73204         9.25000
    29        844,801,460          6.51786         9.25000
    30        801,375,882          6.59473         9.25000
    31        732,513,430          6.86398         9.25000
    32        670,049,080          6.64970         9.25000
    33        613,924,989          6.89884         9.25000
    34        573,455,179          6.69042         9.25000
    35        553,169,350          6.70846         9.25000
    36        533,590,280          7.82662         9.25000
    37        514,600,605          7.80232        11.00000
    38        506,437,939          7.91421        11.00000
    39        489,314,714          7.64629        11.00000
    40        472,789,326          7.90485        11.00000
    41        456,840,440          7.64412        11.00000
    42        441,447,495          7.91173        11.00000
    43        426,590,670          8.83150        11.00000
    44        412,250,864          8.53153        11.00000
    45        398,409,663          8.81673        11.00000
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

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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